Exhibit 10.1

AGREEMENT AND PLAN OF REORGANIZATION

AMONG

COCONNECT, INC.,

COCONNECT SUBSIDIARY, INC.

AND

BOOMJ.COM, INC.

TABLE OF CONTENTS

Page

1.

Plan of Reorganization

2

2.

Terms of Merger

2

3.

Delivery of Shares

4

4.

Representations of Boomj

4

5.

Representations of CoConnect and CoConnect Sub

6

6.

Closing

12

7.

Actions Prior to Closing.

12

8.

Conditions Precedent to the Obligations of Boomj

13

9.

Conditions Precedent to the Obligations of CoConnect and CoConnect Sub

15

10.

Survival and Indemnification

16

11.

Nature of Representations

19

12.

Documents at Closing

19

13.

Financial Advisory or Finder’s Fees

20

14.

Post-Closing Covenants.

20

15.

Miscellaneous.

21

Signature Page

24

Exhibit A	-	Articles of Merger (Nevada)
Exhibit B	-	Investment Letter
Exhibit C	-	Indemnification Waiver

i

This Agreement and Plan of Reorganization (hereinafter the “Agreement”) is entered into effective as of this 7th day of August 2007, by and among CoConnect Inc., a Nevada corporation (hereinafter “CoConnect”); CoConnect Subsidiary, Inc., a newly-formed Nevada corporation (“CoConnect Sub”); CoConnect; and Boomj.com, Inc., a Nevada corporation (hereinafter “Boomj”).

RECITALS

WHEREAS, CoConnect desires to acquire Boomj as a wholly-owned subsidiary and to issue shares of CoConnect common stock $.001 par value (“CoConnect Common Stock”) to the stockholders of Boomj upon the terms and conditions set forth herein.  CoConnect Sub is a wholly-owned subsidiary corporation of CoConnect that shall be merged into Boomj whereupon Boomj shall be the surviving corporation of said merger and shall become a wholly-owned subsidiary of CoConnect (CoConnect Sub and Boomj are sometimes collectively hereinafter referred to as the “Constituent Corporations”);

WHEREAS, the boards of directors of CoConnect and Boomj, respectively, deem it advisable and in the best interests of such corporations and their respective stockholders that CoConnect Sub merge with and into Boomj pursuant to this Agreement and the Nevada Articles of Merger (in the form attached hereto as Exhibit “A”) and pursuant to applicable provisions of law (such transaction hereafter referred to as the “Merger”);

WHEREAS, CoConnect Sub has an authorized capitalization consisting of 10,000,000 shares of $.001 par value common stock, of which 1,000 shares shall be issued and outstanding and owned by CoConnect as of the closing of the Merger;

WHEREAS, CoConnect has an authorized capitalization consisting of 150,000,000 shares of CoConnect Common Stock, of which, 4,173,050 shares are currently issued and outstanding as of the date hereof;

WHEREAS, CoConnect shall execute a one-for-four reverse stock split prior to the closing of the Merger, so that the total number of shares of CoConnect Common Stock issued and outstanding immediately prior to the Merger shall be not greater than 868,750 shares;

WHEREAS, the closing of the Merger shall occur on the date of completion of the one-for-four reverse stock noted above if all conditions precedent have been met and all required documents have been delivered;

WHEREAS, Boomj has an authorized capitalization consisting of 50,000,000 shares of common stock, $.001 par value (“Boomj Common Stock”), of which 12,881,808  shares are currently issued and outstanding; 10,000,000 shares of preferred stock, $.001 par value, of which 2,668,000 shares are currently issued and outstanding (2,000,000 shares of Series A 10% convertible preferred stock (“Series A Preferred”) and 668,000 shares of Series B 10% convertible preferred stock), and 100,000 common stock warrants with a strike price of $0.01 (“Warrants”) issued and outstanding, as of the date hereof;

WHEREAS, Boomj continues to issue stock under its February 1, 2007, Private Placement which is authorized to issue 2,875,000 shares of Series B 10% convertible preferred stock, par value $.001 (“Series B Preferred”) of which 668,000 is issued and outstanding as of the date hereof;

WHEREAS, Boomj has a conversion feature in the preferred stock for one-for-one exchange (1:1) of common stock plus a 10% dividend, which, as of the date hereof, 266,800 shares of Boomj common stock will be due at conversion pursuant to such dividend; and

WHEREAS, Boomj currently has 12,881,808 common shares issued and outstanding, 2,000,000 Series A Preferred shares issued and outstanding, 668,000 Series B Preferred shares issued and outstanding (which may be increased to 2,875,000 if the remaining Series B Preferred shares are sold), an outstanding preferred stock dividend of 266,800 shares (which may be increased to 487,500 if the remaining Series B Preferred shares are sold) and Warrants of 100,000; thus Boomj currently has 15,916,608 common stock equivalent shares (which may be increased to 18,344,308 shares if the remaining Series B Preferred shares are sold) (hereafter referred to as “Conversion Shares”);

WHEREAS, CoConnect will issue to the Boomj shareholders Two and One-Half (2.5) shares of CoConnect for each outstanding common stock equivalent of Boomj;

NOW THEREFORE, for the mutual consideration set out herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

1.

Plan of Reorganization.  The parties to this Agreement do hereby agree that CoConnect Sub shall be merged with and into Boomj upon the terms and conditions set forth herein and in accordance with the provisions of the Nevada Revised Statutes.  It is the intention of the parties hereto that this transaction qualify as a tax-free reorganization under Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended, and related sections thereunder.

2.

Terms of Merger.  In accordance with the provisions of this Agreement and the requirements of applicable law, CoConnect Sub shall be merged with and into Boomj as of the Effective Date (the terms “Closing” and “Effective Date” are defined in Section 6 hereof). Boomj shall be the surviving corporation (hereinafter sometimes referred to as the “Surviving Corporation”) and the separate existence of CoConnect  Sub shall cease when the Merger shall become effective.  Consummation of the Merger shall be upon the following terms and subject to the conditions set forth herein:

(a)

Corporate Existence.

(1)

Commencing with the Effective Date, the Surviving Corporation shall continue its corporate existence as a Nevada corporation and (i) it shall thereupon and thereafter possess all rights, privileges, powers, franchises and property (real, personal and mixed) of each of the Constituent Corporations; (ii) all debts due to either of the Constituent Corporations, on whatever account, all causes of action and all other things belonging to either of the Constituent Corporations shall be taken and deemed to be transferred to and shall be vested in the Surviving Corporation by virtue of the Merger without further act or deed; and (iii) all rights of creditors and all liens, if any, upon any property of any of the Constituent Corporations shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Effective Date, and all debts, liabilities and duties of the Constituent Corporations shall thenceforth attach to the Surviving Corporation.

(2)

At the Effective Date, (i) the Articles of Incorporation and the By-laws of Boomj , as existing immediately prior to the Effective Date, shall be and remain the Articles of Incorporation and By-Laws of the Surviving Corporation; (ii) the members of the Board of Directors of the Surviving Corporation holding office immediately prior to the Effective Date shall remain as the members of the Board of Directors of the Surviving Corporation (if on or after the Effective Date a vacancy exists on the Board of Directors of the Surviving Corporation, such vacancy may thereafter be filled in a manner provided by applicable law and the By-laws of the Surviving Corporation); and (iii) until the Board of Directors of the Surviving Corporation shall otherwise determine, all persons who hold offices of the Surviving Corporation at the Effective Date shall continue to hold the same offices of the Surviving Corporation.

(b)

Conversion of Securities.

As of the Effective Date and without any action on the part of CoConnect , CoConnect  Sub, Boomj  or the holders of any of the securities of any of these corporations, each of the following shall occur:

(1)

Each Conversion Share of Boomj issued and outstanding immediately prior to the Effective Date shall be converted into 2.5 shares of CoConnect  Common Stock.  Accordingly, the 15,916,608 outstanding Conversion Shares of Boomj  Common Stock shall be converted into a total of 39,791,520 shares of CoConnect Common Stock (however, if more Series B Preferred shares are sold prior to the Closing, then the Conversion Shares shall increase accordingly as noted above and each such additional Conversion Share shall also be converted into 2.5 shares of CoConnect Common Stock).  All such Boomj Conversion Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each certificate previously evidencing any such shares shall thereafter represent the right to receive, upon the surrender of such certificate in accordance with the provisions of Section 3 hereof, certificates evidencing such number of shares of CoConnect  Common Stock, respectively, into which such shares of Boomj  Common Stock were converted.  The holders of such certificates previously evidencing shares of Boomj Common Stock outstanding immediately prior to the Effective Date shall cease to have any rights with respect to such shares of Boomj Common Stock except as otherwise provided herein or by law;

(2)

Any shares of Boomj capital stock held in the treasury of Boomj  immediately prior to the Effective Date shall automatically be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto;

(3)

Each share of capital stock of CoConnect Sub issued and outstanding immediately prior to the Effective Date shall remain in existence as one share of common stock of the Surviving Corporation, which shall be owned by CoConnect ;

(4)

The 868,750  shares of CoConnect  Common Stock issued and outstanding immediately prior to the Merger will remain outstanding after the Merger.

(c)

Other Matters.

(1)

Prior to the Closing, the existing  directors of CoConnect  shall nominate and elect the persons designated by Boomj  on the Board of Directors of CoConnect , which election shall become effective on the Effective Date immediately following the effectiveness of the Merger.  In addition, CoConnect shall nominate and appoint three (3)  additional persons designated by Boomj  (the “Boomj  Directors”) to the CoConnect  Board of Directors, which election shall become effective on the later of (i) Effective Date, or (ii) the tenth day following the later of the date of the filing of the Information Statement with the Securities and Exchange Commission or the date of mailing of an Information Statement under Rule 14f-1 (referred to in Section 8(m) below) to CoConnect’s  stockholders.  At the time that the Boomj  Directors take office,  the current  directors of CoConnect , shall resign as directors.

(2)

Upon the effectiveness of the Merger, CoConnect  shall assume and will be bound by the registration rights agreements previously entered into, or hereafter entered into, between Boomj  and any of the stockholders of Boomj.

(d)

Tax Treatment.  The parties intend that the Merger will qualify as a reorganization (a “reorganization”) under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and agree to report the Merger consistent with that intent.  Notwithstanding the foregoing, the parties agree and acknowledge that neither CoConnect , CoConnect  Sub, nor Boomj   has made any representation, warranty or covenant regarding the status of the Merger as a reorganization

3.

Delivery of Shares.  On or as soon as practicable after the Effective Date, Boomj  will use reasonable efforts to cause all holders of   Boomj Common Stock, to surrender to CoConnect’s  transfer agent for cancellation certificates representing their shares of Boomj Common Stock, against delivery of certificates representing the shares of CoConnect  Common Stock for which the Boomj  shares are to be converted in the Merger.  Until surrendered and exchanged as herein provided, each outstanding certificate which, prior to the Effective Date, represented Boomj  Common Stock shall be deemed for all corporate purposes to evidence ownership of the same number of shares of CoConnect  Common Stock into which the shares of Boomj  Common Stock represented by such Boomj  certificate shall have been so converted.

4.

Representations of Boomj. Boomj  hereby represents and warrants as follows, which warranties and representations shall also be true as of the Effective Date:

(a)

As of the date hereof, Boomj has 12,881,808 common shares issued and outstanding, 2,000,000 Series A Preferred shares issued and outstanding, 668,000 Series B Preferred shares issued and outstanding.

(b)

The Boomj Common Stock constitutes duly authorized, validly issued shares of capital stock of Boomj.  All shares of Boomj Common Stock are fully paid and nonassessable.

(c)

The Boomj Audited Financial Statements as of and for the year ended December 31, 2006, and the unaudited financial statements for the interim period ending June 30, 2007 (hereinafter referred to as the “Boomj  Financial Statements”) fairly present the financial condition of Boomj as of the dates thereof and the results of its operations for the periods covered.  Other than as set forth in any schedule or Exhibit attached hereto, and except as may otherwise be set forth or referenced herein, there are no material liabilities or obligations, either fixed or contingent, not disclosed or referenced in the Boomj Financial Statements or in any exhibit thereto or notes thereto other than contracts or obligations occurring in the ordinary course of business since June 30, 2007; and no such contracts or obligations occurring in the ordinary course of business constitute liens or other liabilities which materially alter the financial condition of Boomj as reflected in the Boomj  Financial Statements.  Boomj has or will have at the Closing, good title to all assets shown on the Boomj Financial Statements subject only to dispositions and other transactions in the ordinary course of business, the disclosures set forth therein and liens and encumbrances of record.  The Boom Financial Statements have been prepared in accordance with generally accepted accounting principles (except as may be indicated therein or in the notes thereto).

(d)

Since June 30, 2007, there have not been any material adverse changes in the financial position of Boomj except changes arising in the ordinary course of business, which changes will not materially and adversely affect the financial position of Boomj.

(e)

Boomj is not a party to any material pending litigation or, to the Knowledge of its executive officers, any governmental investigation or proceeding, not reflected in the Boom Financial Statements, and, to its Knowledge, no material litigation, claims, assessments or any governmental proceedings are threatened against Boomj.  As used in this Agreement, the term “Knowledge” shall mean, (i) with respect to any of the officers of either Boomj, CoConnect or CoConnect Sub, the actual knowledge of such person, the knowledge that such person would have acquired upon diligent inquiry and the knowledge that is imputed to such person by operation of applicable law; and (ii) with respect to Boomj, CoConnect  and CoConnect Sub, the actual knowledge of each of its directors, executive officers and key employees, the knowledge that each such person would have acquired upon diligent inquiry and the knowledge that is imputed to each such person by operation of applicable law.

(f)

Boomj is in good standing in its state of incorporation, and is in good standing and duly qualified to do business in each state where required to be so qualified except where the failure to so qualify would have no material negative impact on Boomj.

(g)

Boomj has, or by the Effective Date will have, filed all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed in the ordinary course of business and has (or will have) paid or made adequate provisions for all taxes or assessments which have become due as of the Effective Date.

(h)

Boomj has not materially breached any material agreement to which it is a party.  Boomj has previously given CoConnect copies of or access to all material contracts, commitments and/or agreements to which Boomj is a party, including all contracts covering relationships or dealings with related parties or affiliates.

(i)

Boomj has no subsidiary corporations.

(j)

Boomj has made its corporate financial records, minute books, and other corporate documents and records available for review to present management of CoConnect.

(k)

Boom has the corporate power to enter into this Agreement and to perform its obligations hereunder.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been or will prior to the Closing and the Effective Date be duly authorized by the Board of Directors of Boomj and by the stockholders of Boomj.  The execution of this Agreement does not materially violate or breach any material agreement or contract to which Boomj is a party, and Boomj, to the extent required, has (or will have by Closing) obtained all necessary approvals or consents required by any agreement to which Boomj is a party.  The execution and performance of this Agreement will not violate or conflict with any provision of the Articles of Incorporation or Bylaws of Boomj.

(l)

All written information regarding Boomj which has been delivered by Boomj to CoConnect for use in connection with the Merger, is true and accurate in all material respects.

5.

Representations of CoConnect and CoConnect  Sub .  CoConnect  and CoConnect  Sub  hereby jointly and severally represent and warrant as follows, each of which representations and warranties shall continue to be true as of the Effective Date.

(a)

As of the Effective Date, the shares of CoConnect  Common Stock to be issued and delivered to the Boomj Stockholders hereunder and in connection herewith will, when so issued and delivered, constitute duly authorized, validly and legally issued, fully-paid, nonassessable shares of CoConnect  capital stock, free of all liens and encumbrances.

(b)

CoConnect has the corporate power to enter into this Agreement and to perform its obligations hereunder.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (i) have been or will prior to the Closing and the Effective Date be duly authorized by the respective Boards of Directors of CoConnect and CoConnect Sub and by CoConnect as the sole stockholder of CoConnect Sub, and (ii) do not have to be approved or authorized by the stockholders of CoConnect .  The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which CoConnect or CoConnect Sub is a party or to which it is otherwise subject and will not violate any judgment, decree, order, writ, law, rule, statute, or regulation applicable to CoConnect  or CoConnect  Sub or their properties.  The execution and performance of this Agreement will not violate or conflict with any provision of the Articles of Incorporation or Bylaws of either CoConnect or CoConnect Sub.

(c)

CoConnect  has delivered, or will prior to the Closing deliver to Boomj a true and complete copy of its audited financial statements for the fiscal years ended December 31,2006, 2005 and 2004 and the latest interim statements dated June 30, 2007 (the “CoConnect Financial Statements”).  The CoConnect Financial Statements are complete, accurate and fairly present the financial condition of CoConect as of the dates thereof and the results of its operations for the periods then ended.  To the knowledge of the Board of Directors, there are no material liabilities or obligations either fixed or contingent not reflected therein.  The CoConnect Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein) and fairly present the financial position of CoConnect as of the dates thereof and the results of its operations and changes in financial position for the periods then ended.  CoConnect Sub has no financial statements because it was recently formed solely for the purpose of effectuating the Merger and it has been, is and will remain inactive except for purposes of the Merger, and it has no assets, liabilities, contracts or obligations of any kind other than as incurred in the ordinary course in connection with its incorporation in Nevada.  CoConnect has no subsidiaries or affiliates except for CoConnect Sub, and CoConnect Sub has no subsidiaries or affiliates.

(d)

Since June 30, 2007, there have not been any material adverse changes in the financial condition of CoConnect.  At the Closing, neither CoConnect nor CoConnect Sub shall have any material assets and neither such corporation now has, nor shall it have, any liabilities of any kind other than (i) those reflected in the CoConnect Financial Statements and (ii) expenses and liabilities that have been incurred or accrued since June 30, 2007  in the ordinary course of business are consistent with past practice.  At the Closing, due to the payment by Boomj of Three Hundred and Twenty Five Thousand Dollars ($325,000) to creditors of CoConnect, the total amount of all indebtedness and liabilities of CoConnect and CoConnect Sub (whether reflected on audited financial statements of CoConnect for the fiscal year ended December 31, 2006 or incurred thereafter), including the costs or liabilities incurred in connection with the Merger, shall in no event exceed $500.00 in the aggregate.

(e)

Neither CoConnect nor CoConnect Sub is a party to, or the subject of, any pending litigation, claims, or governmental investigation or proceeding not reflected in the CoConnect Financial Statements, and to the Knowledge of the directors or officers of  CoConnect and CoConnect Sub, there are no lawsuits, claims, assessments, investigations, or similar matters, threatened or contemplated against or affecting CoConnect Sub or CoConnect or the management or properties of CoConnect or CoConnect Sub other than those listed and described on Exhibit L attached hereto.

(f)

CoConnect and CoConnect Sub are each duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation; each has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material negative impact.  Neither CoConnect nor CoConnect Sub are required to be qualified to do business in any state other than Nevada.

(g)

To the knowledge of the Board of Directors, CoConnect and CoConnect Sub have filed all federal, state, county and local income, excise, property and other tax, governmental and/or other returns, forms, filings, or reports (in the United States ), which are due or required to be filed by it prior to the date hereof and have paid or made adequate provision in the CoConnect Financial Statements for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns, filings or reports or pursuant to any assessments received.  Neither CoConnect nor CoConnect Sub is delinquent or obligated for any tax, penalty, interest, delinquency or charge and there are no tax liens or encumbrances applicable to either corporation.

(h)

As of the date of this Agreement, CoConnect’s authorized capital stock consists of 150,000,000 shares of CoConnect Common Stock, $.001 par value, of which 4,170,350 shares are presently issued and outstanding.  At the Closing, CoConnect shall have outstanding 868.750 shares of CoConnect Common Stock and no other shares of its capital stock.  The 500,000 shares of CoConnect Common Stock formerly issued to Richard Fergurson and the 275,000 shares issued to David Black have been properly cancelled and are no longer outstanding and they have no right or claim to any shares of capital stock of CoConnect.  CoConnect Sub’s capitalization consists solely of 10,000,000  authorized shares of $.001 par value common stock (“CoConnect Sub’s Common Stock”), of which 1,000 shares are outstanding, all of which are owned by CoConnect , free and clear of all liens, claims and encumbrances.  All outstanding shares of capital stock of CoConnect and CoConnect Sub are, and shall be at Closing, validly issued, fully paid and nonassessable.  Except as set forth below in this Section 5(h), there are no stock appreciation rights, options, warrants, calls, rights, commitments, conversion privileges or preemptive or other rights or agreements outstanding to purchase or otherwise acquire any of CoConnect’s authorized but unissued capital stock or any securities or debt convertible into or exchangeable for shares of CoConnect Common Stock or obligating CoConnect to grant, extend or enter into such option, warrant, call, commitment, conversion privileges or preemptive or other right or agreement.  Subject to Boomj’s prior written approval, CoConnect may enter into agreements with one or more persons to become executive officers of CoConnect following the Effective Date, which agreements may provide for the issuance of additional shares of CoConnect Common Stock.

(i)

CoConnect and CoConnect Sub have (and at the Closing they will have) disclosed in writing to Boomj all events, conditions and facts that materially affect, or could in the future materially affect the business, financial conditions (including any liabilities, contingent or otherwise) or results of operations of either CoConnect or CoConnect Sub.

(j)

The financial records, minute books, and other documents and records of CoConnect and CoConnect Sub have been made available to Boomj prior to the Closing.  The records and documents of CoConnect and CoConnect Sub that have been delivered to Boomj constitute all of the records and documents of CoConnect and CoConnect Sub that the officers or directors are aware of or that are in their possession or in the possession of CoConnect or CoConnect Sub.

(k)

To its Knowledge, neither CoConnect nor CoConnect Sub has breached, nor is there any pending, or to the Knowledge of the officers or directors, any existing or threatened claim that CoConnect or CoConnect Sub has breached, any of the terms or conditions of any agreements, contracts, commitments or other documents to which it is a party or by which it is, or its properties are bound.  The execution and performance of this Agreement will not violate any provisions of applicable law or any agreement to which CoConnect or CoConnect Sub is subject.  Each of CoConnect and CoConnect Sub hereby represent and warrant that it is not a party to any material contract or commitment other than such documents that are listed as exhibits to CoConnect’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006.

(l)

Other than as described in CoConnect’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, there are no agreements, understandings or arrangements (written or oral) or existing relationships or dealings between CoConnect and  any related or controlling parties or affiliates of CoConnect.

(m)

CoConnect has complied with all of the provisions relating to the issuance of shares, and for the registration thereof, under the Securities Act of 1933, as amended (the “Securities Act”), other applicable securities laws (including the securities laws of Canada or other foreign jurisdiction, if applicable), and all applicable U.S. blue sky laws in connection with any and all of its stock issuances.  There are no outstanding, pending or, to its Knowledge, threatened stop orders or other actions or investigations relating thereto involving federal and state securities laws (including the securities laws of Canada or other foreign jurisdiction, if applicable).  All issued and outstanding shares of CoConnect’s equity and other securities were offered and sold in compliance with federal and state securities laws (including the securities laws of Canada or other foreign jurisdiction, if applicable).

(n)

CoConnect is currently seeking and exploring VoIP technology.  CoConnect was not formed for the purposes of engaging in a merger or acquisition with an unidentified company and is not, nor has it ever been, a “blank-check company.”

(o)

All information regarding CoConnect set forth in any document or other communication, disseminated to any former, existing or potential stockholders of CoConnect or to the public or filed with the National Association of Securities Dealers (the “NASD”), the U.S. Securities and Exchange Commission (the “SEC”), any U.S. state securities regulators or authorities, or any securities regulators , was at the time of such communication true, complete, accurate in all material respects, not misleading, and was and is in full compliance with all applicable securities laws and regulations.

(p)

CoConnect is and has been in compliance with, and CoConnect has conducted any business previously owned or operated by it in compliance with, all U.S. laws, orders, rules and regulations of all governmental bodies and agencies, including applicable securities laws and regulations and environmental laws and regulations, except where such noncompliance has and will have, in the aggregate, no material adverse effect.  CoConnect has not received notice of any noncompliance with the foregoing, nor is it aware of any claims or threatened claims in connection therewith.  CoConnect has never conducted any operations or engaged in any business transactions whatsoever other than as set forth in the reports CoConnect has previously filed with the SEC.

(q)

Without limiting the foregoing, (i) CoConnect and any other person or entity for whose conduct CoConnect is legally held responsible are and have been in material compliance with all applicable federal, state, regional, local laws, statutes, ordinances, judgments, rulings and regulations relating to any matters of pollution, protection of the environment, health or safety, or environmental regulation or control, and (ii) neither CoConnect nor any other person for whose conduct CoConnect is legally held responsible has manufactured, generated, treated, stored, handled, processed, released, transported or disposed of any hazardous substance on, under, from or at any of CoConnect’s properties or in connection with CoConnect’s operations.

(r)

CoConnect has filed all required documents, reports and schedules with the SEC, the NASD and any applicable state or regional securities regulators or authorities (collectively, the “CoConnect SEC Documents”).  As of their respective dates, the CoConnect SEC Documents complied in all material respects with the requirements of the Securities Act, the NASD rules and regulations and state and regional securities laws and regulations, as the case may be, and, at the respective times they were filed, none of the CoConnect SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements (including, in each case, any notes thereto) of CoConnect included in the CoConnect SEC Documents complied as to form and substance in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles (except as may be indicated therein or in the notes thereto) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly presented in all material respects the financial position of CoConnect as of the respective dates thereof and the results of its operations and its cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein).

(s)

Except as and to the extent specifically disclosed in this Agreement and as may be specifically disclosed or reserved against as to amount in the latest balance sheet contained in the CoConnect Financial Statements, there is no basis for any assertion against CoConnect of any material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, including, without limitation, any liability for taxes (including e-commerce sales or other taxes), interest, penalties and other charges payable with respect thereto.  Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (a) result in any payment (whether severance pay, unemployment compensation or otherwise) becoming due from CoConnect to any person or entity, including without limitation any employee, contractor, director, officer or affiliate or former employee, director, officer or affiliate of CoConnect, (b) increase any benefits otherwise payable to any person or entity, including without limitation any employee, director, officer or affiliate or former employee, director, officer or affiliate of CoConnect, or (c) result in the acceleration of the time of payment or vesting of any such benefits.

(t)

No aspect of CoConnect’s past or present business, operations or assets is of such a character as would restrict or otherwise hinder or impair CoConnect from carrying on the business of CoConnect as it is presently being conducted by CoConnect.

(u)

CoConnect currently has no employees, consultants or independent contractors other those listed on Exhibit E.  All consulting, employment and other agreements and arrangements between CoConnect and its employees, consultants and independent contractors have been validly terminated, and all such agreements and arrangements previously did comply, and have at all times been in full compliance, with all U.S.  employment or other applicable rules and regulations.  The termination of any existing employment with listed persons on Exhibit E, or termination of the other agreements with prior CoConnect employees, consultants or independent contractors will not and did not subject CoConnect (or Boomj after the Merger) to any U.S.  workers’ compensation, unemployment compensation and other government-mandated program or obligation or liability.  No amounts are due or owed to any previous or current CoConnect employee, consultant or independent contractor.  There are no oral or written employment agreements, consulting agreements or other compensation agreements currently in effect between CoConnect and any person.

(v)

CoConnect has no material contracts, commitments, arrangements, or understandings relating to its business, operations, financial condition, prospects or otherwise.  For purposes of this Section 5, “material” means payment or performance of a contract, commitment, arrangement or understanding, which is expected to involve payments, individually or in the aggregate, in excess of $500.00.

(w)

There are no outstanding lease commitments that cannot be terminated without penalty upon thirty (30) days notice, or any purchase commitments, in each case of either CoConnect or CoConnect Sub.

(x)

No representation or warranty by CoConnect or CoConnect Sub contained in this Agreement and no statement contained in any certificate, schedule or other communication furnished pursuant to or in connection with the provisions hereof contains or shall contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading.  There is no current or prior event or condition of any kind or character pertaining to CoConnect that may reasonably be expected to have a material adverse effect on CoConnect or its subsidiaries.  Except as specifically indicated elsewhere in this Agreement, all documents delivered by CoConnect in connection herewith have been and will be complete originals, or exact copies thereof.

(y)

Assuming all corporate consents and approvals have been obtained and assuming the appropriate filings and mailings are made by CoConnect under the Securities Act, the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, with the SEC, and with the Secretary of State of the State of Nevada, the execution and delivery by CoConnect of this Agreement and the closing documents and the consummation by CoConnect of the transactions contemplated hereby do not and will not (i) require the consent, approval or action of, or any filing or notice to, any corporation, firm, person or other entity or any public, governmental or judicial authority (except for such consents, approvals, actions, filing or notices the failure of which to make or obtain will not in the aggregate have a material adverse effect); or (ii) violate any order, writ, injunction, decree, judgment, ruling, law, rule or regulation of any federal, state, county, municipal, or foreign court or governmental authority applicable to CoConnect, or its business or assets.  CoConnect is not subject to, or a party to, any mortgage, lien, lease, agreement, contract, instrument, order, judgment or decree or any other material restriction of any kind or character which would prevent, hinder or impair the continued operation of the business of CoConnect (or to the Knowledge of CoConnect, the continued operation of the business of Boomj) after the Closing.

(z)

CoConnect Common Stock is currently quoted for trading on the OTC Bulletin Board, and CoConnect has received no notice that the CoConnect Common Stock is subject to being delisted therefrom.  CoConnect  is not aware of any fact or condition that would make it unlikely that CoConnect could qualify to have its Common Stock eligible to be quoted on the OTC Electronic Bulletin Board following the Merger.

(aa)

CoConnect is the owner of certain voice over internet protocol technology herein collectively referred to as the “Business Intellectual Property Rights”.  CoConnect owns all right, title and interest in and to the Business Intellectual Property Rights free and clear of all liens, encumbrances or claims.  There are no claims pending or, to the CoConnect's knowledge, threatened, against CoConnect asserting the invalidity, misuse or unenforceability of any of such Business Intellectual Property Rights, and, to CoConnect's knowledge, there are no valid grounds for the same. The Business Intellectual Property Rights do not infringe, violate or conflict with, any rights of a third party.  To CoConnect's knowledge, the conduct of the CoConnect's business has not infringed or conflicted with and does not infringe or conflict with any intellectual property rights of others. To CoConnect's knowledge, the Business Intellectual Property Rights owned by or licensed to the CoConnect have not been infringed or conflicted by others.

6.

Closing.  The Closing of the transactions contemplated herein shall take place on such date (the “Closing”) as mutually determined by the parties hereto when all conditions precedent have been met and all required documents have been delivered, which Closing shall occur on or before August 15, 2007.  The “Effective Date” of the Merger shall be that date and time specified in the Articles of Merger as the date on which the Merger shall become effective.

7.

Actions Prior to Closing.

(a)

Prior to the Closing, Boomj on the one hand, and CoConnect and CoConnect Sub on the other hand, shall be entitled to make such investigations of the assets, properties, business and operations of the other party, and to examine the books, records, tax returns, financial statements and other materials of the other party as such investigating party deems necessary in connection with this Agreement and the transactions contemplated hereby.  Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and the parties hereto shall cooperate fully therein.  Until the Closing, and if the Closing shall not occur, thereafter, each party shall keep confidential and shall not use in any manner inconsistent with the transactions contemplated by this Agreement, and shall not disclose, nor use for their own benefit, any information or documents obtained from the other party concerning the assets, properties, business and operations of such party, unless such information (i) is readily ascertainable from public or published information, (ii) is received from a third party not under any obligation to keep such information confidential, or (iii) is required to be disclosed by any law or order (in which case the disclosing party shall promptly provide notice thereof to the other party in order to enable the other party to seek a protective order or to otherwise prevent such disclosure).  If this transaction is not consummated for any reason, each party shall return to the other all such confidential information, including notes and compilations thereof, promptly after the date of such termination.  The representations and warranties contained in this Agreement shall not be affected or deemed waived by reason of the fact that either party hereto discovered or should have discovered any representation or warranty is or might be inaccurate in any respect.

(b)

Prior to the Closing, Boomj, CoConnect, CoConnect Sub, agree not to issue any statement or communications to the public or the press regarding the transactions contemplated by this Agreement without the prior written consent of the other parties.  In the event that CoConnect is required under federal securities law to either (i) file any document with the SEC that discloses this Agreement or the transactions contemplated hereby, or (ii) to make a public announcement regarding this Agreement or the transactions contemplated hereby, CoConnect shall provide Boomj with a copy of the proposed disclosure no less than forty-eight (48) hours before such disclosure is made and shall incorporate into such disclosure any reasonable comments or changes that Boomj may request.

(c)

Except as contemplated by this Agreement, there shall be no stock dividend, stock split, recapitalization, or exchange of shares with respect to or rights issued in respect of CoConnect’s Common Stock after the date hereof and there shall be no dividends or other distributions paid on CoConnect’s Common Stock after the date hereof, in each case through and including the Effective Date.  CoConnect and CoConnect Sub shall conduct no business, prior to the Closing, other than in the ordinary course of business or as may be necessary in order to consummate the transactions contemplated hereby.

(d)

  CoConnect shall execute a one-for-four reverse stock split prior to the closing of the Merger, so that the total number of shares of CoConnect Common Stock issued and outstanding immediately prior to the Merger shall be not greater than  868,750 shares.

(e)

CoConnect shall timely file a Current Report on Form 8-K in connection with the execution of this Agreement.

(f)

All pending Litigation involving CoConnect and related Third Parties as described in Exhibit L shall be resolved favorable to CoConnect; notwithstanding, Boomj shall have the sole right to rescind this Agreement if Boomj is not satisfied with the outcome of such resolution.

(g)

All outstanding liabilities of CoConnect shall be paid, waived or otherwise satisfied; notwithstanding, Boomj shall have the sole right to rescind this Agreement if Boomj is not satisfied with the outcome of the satisfaction of the liabilities.

8.

Conditions Precedent to the Obligations of Boomj.  All obligations of Boomj under this Agreement are subject to the fulfillment, prior to or as of the Closing and/or the Effective Date, as indicated below, of each of the following conditions:

(a)

The representations and warranties by or on behalf of CoConnect and CoConnect Sub contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof or in connection herewith shall be true at and as of the Closing and Effective Date as though such representations and warranties were made at and as of such time.

(b)

CoConnect and CoConnect Sub shall have performed and complied with all covenants, agreements, and conditions set forth or otherwise contemplated in, and shall have executed and delivered all documents required by, this Agreement to be performed or complied with or executed and delivered by them prior to or at the Closing.

(c)

On or before the Closing, the directors of CoConnect and CoConnect Sub, and CoConnect as sole stockholder of CoConnect Sub, shall have approved in accordance with applicable state corporation law the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

(d)

On or before the Closing Date, CoConnect and CoConnect Sub shall have delivered certified copies of resolutions of the sole stockholder and director of CoConnect Sub and of the directors of CoConnect approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable CoConnect and CoConnect Sub to comply with the terms of this Agreement, including the election of Boomj’s nominees to the Board of Directors of CoConnect and all matters outlined or contemplated herein.

(e)

The Merger shall be permitted by applicable state law and otherwise and CoConnect shall have sufficient shares of its capital stock authorized to complete the Merger and the transactions contemplated hereby.

(f)

At Closing, all of the directors, officers and employees of CoConnect shall have resigned in writing from their positions as directors, officers and employees of CoConnect effective upon the election and appointment of the Boomj nominees, and the directors of CoConnect shall take such action as may be necessary or desirable regarding such election and appointment of Boomj nominees.

(g)

At the Closing, all instruments and documents delivered by CoConnect or CoConnect Sub, including to Boom Stockholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for Boomj.

(h)

The capitalization of CoConnect and CoConnect Sub shall be the same as described in Section 5(h).

(i)

The shares of CoConnect capital stock to be issued to Boomj Stockholders at Closing will be validly issued, nonassessable and fully paid under Nevada corporation law and will be issued in a nonpublic offering in compliance with all federal, state and applicable securities laws.

(j)

Boomj shall have received the advice of its tax advisor, to the extent it deems necessary, that this transaction is a tax-free reorganization as to Boomj and all of the Boomj Stockholders.

(k)

Boomj shall have received all necessary and required approvals and consents from required parties and from its stockholders.

(l)

At the Closing, CoConnect and CoConnect Sub shall have delivered to Boomj an opinion of CoConnect’s legal counsel dated as of the Closing to the effect that:

(1)

Each of CoConnect and CoConnect Sub is a corporation duly organized, validly existing and in good standing under the laws of Nevada;

(2)

This Agreement has been duly authorized, executed and delivered by CoConnect and CoConnect Sub and is a valid and binding obligation of CoConnect and CoConnect Sub enforceable in accordance with its terms;

(3)

The Boards of Directors of each of CoConnect and CoConnect Sub have taken all corporate action necessary for performance under this Agreement;

(4)

The documents executed and delivered to Boomj and Boomj Stockholders hereunder are valid and binding in accordance with their terms and vest in Boomj Stockholders all right, title and interest in and to the shares of CoConnect’s Common Stock to be issued pursuant to Section 2 hereof, and the shares of CoConnect capital stock when issued will be duly and validly issued, fully paid and nonassessable;

(5)

CoConnect and CoConnect Sub each has the corporate power to execute, deliver and perform under this Agreement; and

(6)

Legal counsel for CoConnect and CoConnect Sub is not aware of any liabilities, claims or lawsuits involving CoConnect or CoConnect Sub other than those described in Exhibit L.

(m)

CoConnect shall have complied with the provisions of Rule 14f-1 of the Exchange Act, if necessary, and have mailed to all of its stockholders the notice required by that rule, which notice shall be mailed no less than three business days after the execution of this Agreement.

(n)

Each officer and director of CoConnect and CoConnect Sub shall have signed an Indemnification Waiver letter, the form of which is attached hereto as Exhibit “C”.

(o)

The Form 10-QSB of CoConnect for its period ended June 30, 2007 shall have been filed with the SEC.

(p)

Boomj shall have completed its due diligence review and investigation of the Form 10-QSB of CoConnect for the period ended June 30, 2007, including the financial statements contained therein, and such review and investigation shall be satisfactory to Boomj in its sole discretion.

9.

Conditions Precedent to the Obligations of CoConnect and CoConnect Sub.  All obligations of CoConnect and CoConnect Sub under this Agreement are subject to the fulfillment, prior to or at the Closing and/or the Effective Date, of each of the following conditions:

(a)

The representations and warranties by Boomj contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true at and as of the Closing and the Effective Date as though such representations and warranties were made at and as of such times.

(b)

Boomj  shall have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing;

(c)

Boomj shall deliver an opinion of its legal counsel to the effect that:

(1)

Boomj is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation;

(2)

This Agreement has been duly authorized, executed and delivered by Boomj;

(3)

The Board of Directors and stockholders of Boomj have taken all corporate action necessary for performance under this Agreement;

(4)

Boomj has the corporate power to execute, deliver and perform under this Agreement; and

(5)

Legal counsel for Boomj is not aware of any liabilities, claims or lawsuits involving Boomj.

10.

Survival and Indemnification.  All representations, warranties, covenants and agreements contained in this Agreement, or in any schedule, certificate, document or statement delivered pursuant hereto, shall survive (and not be affected in any respect by) the Closing, any investigation conducted by any party hereto and any information which any party may receive.  Notwithstanding the foregoing, the representations and warranties contained in or made pursuant to this Agreement shall terminate on, and no claim or action with respect thereto may be brought after, the third anniversary of the Effective Date, except that the representations and warranties contained in Section 5(g) of this Agreement shall survive indefinitely.  The representations and warranties which terminate on the third anniversary of the Effective Date, and the liability of any party with respect thereto pursuant to this Section 10, shall not terminate with respect to any claim, whether or not fixed as to liability or liquidated as to amount, with respect to which the appropriate party has been given written notice setting forth the facts upon which the claim for indemnification is based prior to the third anniversary of the Effective Date, as the case may be.

(a)

The parties shall indemnify each other as set forth below:

(1)

From and after the Closing and for a period of eighteen months following the Closing Date, subject to the provisions of this Section 10,  CoConnect and CoConnect Sub (individually and collectively, the “CoConnect Group”) shall jointly and severally indemnify and hold harmless Boomj and Boomj’s past, present and future officers, directors, stockholders, employees, attorneys, and agents (collectively, the “Boomj Indemnified Parties”) from and against any Losses (as defined below) including, without limitation, any reasonable legal expenses to the extent arising from, relating to or otherwise in respect of (i) any inaccuracy or breach of any representation or warranty of the CoConnect Group contained in Sections 5 or 13 of this Agreement (as of the date hereof, or as of the Closing Date and Effective Date) or of any representation, warranty or statement made in any schedule, certificate document or instrument delivered by the CoConnect Group or any officer or any of them at or in connection with the Closing, in each case without giving effect to any materiality qualification (including qualifications indicating accuracy in all material respects), or (ii) the breach by the CoConnect Group, of or failure by the CoConnect Group to perform any of its covenants or agreements contained in this Agreement; provided, however, that (A) no member of the CoConnect Group shall be responsible for any Losses with respect to the matters referred to in clauses (i) or (ii) of this Section 10(a), until the cumulative aggregate amount of all such Losses exceeds $500.00, in which event the CoConnect Group shall then be liable for all such cumulative aggregate Losses, including the first $500.00.  Each member of the CoConnect Group specifically acknowledges and agrees that any Boomj Indemnified Party may proceed against any member of the CoConnect Group under this Section 10 without contemporaneously, or at any time, proceeding against any other member of the CoConnect Group.  As used herein, “Losses” shall mean any and all demands, claims, complaints, actions or causes of action, suits, proceedings, investigations, arbitrations, assessments, losses, damages, payments, liabilities or obligations (including those arising out of any action, such as any settlement or compromise thereof or judgment or award therein) and any fees, costs and expenses related thereto (net of any directly related insurance payments or recoveries received or to be received from third party insurers), and the term “legal expenses” shall mean the fees, costs and expenses of any kind incurred by any party indemnified herein and its counsel in investigating, preparing for, defending against or providing evidence, producing documents or taking other action with respect to any threatened or asserted claim.

(2)

From and after the Closing and for a period of eighteen months following the Closing Date, subject to the provisions of this Section 10, Boomj shall indemnify and hold harmless each member of the CoConnect Group (collectively, the “CoConnect Group Indemnified Parties”) from and against any Losses (including, without limitation, any reasonable legal expenses) to the extent arising from, relating to or otherwise in respect of (i) the inaccuracy or breach of any representation or warranty of Boomj contained in Sections 4 or 13 of this Agreement (as of the date hereof, or as of the Closing Date and Effective Date) or of any representation, warranty or statement made in any schedule, certificate document or instrument delivered by Boomj or an officer of Boomj at or in connection with the Closing, in each case without giving effect to any materiality qualification (including qualifications indicating accuracy in all material respects), or (ii) the breach by Boomj of or failure by Boomj to perform any of its covenants or agreements contained in this Agreement; provided, however, that Boomj shall not be responsible for any Losses with respect to the matters until the cumulative aggregate amount of such Losses exceeds $500.00, in which event Boomj shall then be liable for all such cumulative aggregate Losses, including the first $500.00.

(3)

In order for a Boomj Indemnified Party or CoConnect Group Indemnified Party (an “Indemnified Party”) to be entitled to any indemnification provided for under this Agreement, the Indemnified Party shall deliver notice of its claim for indemnification with reasonable promptness after determining to make such claim, to the CoConnect Group or any member thereof (in the case of any indemnification claim under Section 10(a)(1)) or Boomj (in the case of any indemnification claim under Section 10(a)(2)).  The failure by any Indemnified Party to notify the CoConnect Group (or any member thereof) or Boomj, as the case may be, shall not relieve any relevant indemnifying party (each relevant member of the CoConnect Group, or Boomj, as the case may be, being referred to herein as an “Indemnifying Party”) from any liability which he or it may have to such Indemnified Party under this Agreement, except to the extent that such claim for indemnification involves the claim of a third party against the Indemnified Party and the Indemnifying Party shall have been actually prejudiced by such failure.  If an Indemnifying Party does not notify the Indemnified Party within 30 calendar days following receipt by it of such notice that such Indemnifying Party disputes its liability to the Indemnified Party under this Agreement, such claim specified by the Indemnified Party in such notice shall be conclusively deemed a liability of such Indemnifying Party under this Agreement and such Indemnifying Party shall pay the amount of such liability to the Indemnified Party on demand or, in the case of any notice in which the amount of the claim (or any portion thereof) is estimated, on such later date when the amount of such claim (or such portion thereof) becomes finally determined.  If an Indemnifying Party has timely disputed its liability with respect to such claim, as provided above, such Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute and, if not resolved through negotiations, such dispute shall be resolved by litigation in accordance with the terms of this Agreement.

(4)

(i)

If the claim involves a third party claim (a “Third Party Claim”), then the Indemnifying Party shall have the right, at its sole cost, expense and ultimate liability regardless of the outcome, and through counsel of its choice (which counsel shall be reasonably satisfactory to the Indemnified Party), to litigate, defend, settle or otherwise attempt to resolve such Third Party Claim; provided, however, that if in the Indemnified Party’s reasonable judgment a conflict of interest may exist between the Indemnified Party and the Indemnifying Party with respect to such Third Party Claim, then the Indemnified Party shall be entitled to select counsel of its own choosing, reasonably satisfactory to the Indemnifying Party, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such counsel.

(ii)

Notwithstanding the preceding paragraph, if in the Indemnified Party’s reasonable judgment no such conflict exists, the Indemnified Party may, but will not be obligated to, participate at its own expense in a defense of such Third Party Claim by counsel of its own choosing, but the Indemnifying Party shall be entitled to control the defense unless (A) in the case where only money damages are sought, the Indemnified Party has relieved the Indemnifying Party from liability with respect to the particular matter or (B) in the case where equitable relief is sought, the Indemnified Party elects to participate in and jointly control the defense thereof.

(iii)

Whenever the Indemnifying Party controls the defense of a Third Party Claim, the Indemnifying Party may only settle or compromise the matter subject to indemnification without the consent of the Indemnified Party if such settlement includes a complete release of all Indemnified Parties as to the matters in dispute and relates solely to money damages.  The Indemnified Party will not unreasonably withhold consent to any settlement or compromise that requires its consent.

(iv)

In the event the Indemnifying Party fails to timely defend, contest, or otherwise protect the Indemnified Party against any such claim or suit, the Indemnified Party may, but will not be obligated to, defend, contest, or otherwise protect against the same, and make any compromise or settlement thereof, and in such event, or in the case where the Indemnified Party jointly controls such claim or suit, the Indemnified Party shall be entitled to recover its costs thereof from the Indemnifying Party, including attorneys’ fees, disbursements and all amounts paid as a result of such claim or suit or the compromise or settlement thereof.

(v)

The Indemnified Party shall cooperate and provide such assistance as the Indemnifying Party may reasonably request in connection with the defense of the matter subject to indemnification and in connection with recovering from any third parties amounts that the Indemnifying Party may pay or be required to pay by way of indemnification hereunder.

(b)

The amount of Losses for which indemnification is provided hereunder shall be computed without regard to any insurance recovery related to such losses.

11.

Nature of Representations.  All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement and the other documents delivered at the Closing and not upon any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

12.

Documents at Closing.  At the Closing, the following documents shall be delivered:

(a)

Boomj will deliver, or will cause to be delivered, to CoConnect the following:

(1)

 a certificate executed by the President of Boomj to the effect that all representations and warranties made by Boomj under this Agreement are true and correct as of the Closing and as of the Effective Date, the same as though originally given to CoConnect or CoConnect Sub on said date;

(2)

such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement;

(3)

executed copy of the Articles of Merger for filing in Nevada;

(4)

certified copies of resolutions adopted by the stockholders and directors of Boomj authorizing the Merger;

(5)

all other items, the delivery of which is a condition precedent to the obligations of CoConnect and CoConnect Sub, as set forth herein; and

(6)

the legal opinion required by Section 9(c) hereof.

(b)

CoConnect and CoConnect Sub will deliver or cause to be delivered to Boomj:

(1)

stock certificates representing those securities of CoConnect to be issued as a part of the Merger as described in Section 2 hereof;

(2)

a certificate of the Board of Directors of CoConnect and CoConnect Sub, respectively, to the effect that all representations and warranties of CoConnect and CoConnect Sub made under this Agreement are true and correct as of the Closing, the same as though originally given to Boomj on said date;

(3)

certified copies of resolutions adopted by CoConnect’s and CoConnect Sub’s Board of Directors and CoConnect Sub’s stockholder authorizing the Merger and all related matters;

(4)

certificates from the jurisdiction of incorporation of CoConnect and CoConnect Sub dated within five business days of the Closing Date that each of said corporations is in good standing under the laws of said state;

(5)

executed copy of the Articles of Merger for filing in Nevada;

(6)

opinion of CoConnect’s counsel as described in Section 8(l) above;

(7)

such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement;

(8)

written resignation of all of the officers and directors of CoConnect and CoConnect Sub;

(9)

 And all other items, the delivery of which is a condition precedent to the obligations of Boomj, as set forth in Section 8 hereof.

13.

Financial Advisory or Finder’s Fees.   CoConnect and CoConnect Sub, jointly and severally, represent and warrant to Boomj, and Boomj represents and warrants to CoConnect and CoConnect Sub, that, none of them, or any party acting on their behalf, has incurred any liabilities, either express or implied, to any financial advisor, broker or finder or similar person in connection with this Agreement or any of the transactions contemplated hereby.  .

14.

Post-Closing Covenants.

(a)

Financial Statements.  After the Closing, CoConnect shall timely file a current report on Form 8-K to report the Merger.  In addition, for a period of twelve (12) months following the Closing, CoConnect shall use its commercially reasonable efforts to timely file all reports and other documents required to be filed by CoConnect under the Securities Exchange Act of 1934.

(b)

Confidentiality.  The Parties  hereby agrees that, after the Closing, they shall not publicly disclose any confidential information of either CoConnect, CoConnect Sub or Boomj, and that they shall not make any public statement or announcement regarding the Merger or the business, financial condition, prospects or operations of CoConnect or Boomj without the prior written consent of Boomj .

15.

Miscellaneous.

(a)

Further Assurances.  At any time, and from time to time, after the Effective Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

(b)

Waiver.  Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party (in its sole discretion) to whom such compliance is owed.

(c)

Termination.  This Agreement and all obligations hereunder (other than those under Section 15(l)) may be terminated (i) after August 31, 2007 at the discretion of either party if the Closing has not occurred by August 31, 2007 (unless the Closing date is extended with the consent of both Boomj and CoConnect) for any reason other than the default hereunder by the terminating party, or (ii) at any time by the non-breaching party if any of the representations and warranties made herein by the other party have been materially breached.

(d)

Amendment.  This Agreement may be amended only in writing as agreed to by all parties hereto.

(e)

Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested to the last known address of the noticed party.

(f)

Headings.  The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(g)

Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h)

Binding Effect.  This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

(i)

Entire Agreement.  This Agreement, and the attached Exhibits, is the entire agreement of the parties covering everything agreed upon or understood in the transaction.  There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

(j)

Time.  Time is of the essence.

(k)

Severability.  If any part of this Agreement is deemed to be unenforceable, the balance of the Agreement shall remain in full force and effect.

(l)

Responsibility and Costs.  Whether the Merger is consummated or not, all fees, expenses and out-of-pocket costs, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred by the parties hereto shall be borne solely and entirely by the party that has incurred such costs and expenses, unless the failure to consummate the Merger constitutes a breach of the terms hereof, in which event the breaching party shall be responsible for all costs of all parties hereto.  The indemnification provisions of Section 10 shall not apply in the event of the termination of this Agreement prior to the Closing as a result of a breach hereof by either party.

(m)

Inapplicability of Indemnification Provisions.  The provisions contained in CoConnect’s Articles of Incorporation and/or bylaws for indemnifying officers and directors of that company shall not apply to the representations and warranties made herein by the  other officers of CoConnect.

(n)

Applicable Law.  This Agreement shall be construed and governed by the internal laws of the State of Nevada.

(o)

Jurisdiction and Venue.  Each party hereto irrevocably consents to the jurisdiction and venue of the state or federal courts located in Orange County, State of California, in connection with any action, suit, proceeding or claim to enforce the provisions of this Agreement, to recover damages for breach of or default under this Agreement, or otherwise arising under or by reason of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

COCONNECT, INC. By: /s/ Dean Becker Dean Becker Secretary Pursuant to Vote of Robert Thele and Dean Becker, a majority of the Board of Directors of CoConnect, Inc.	COCONNECT SUBSIDIARY, INC. By: /s/ Dean Becker President
Boomj.Com, INC. By: /s/ George Pursglove George Pursglove, President/CEO